Exhibit (17)(c)







                     HAWAII MUNICIPAL FUND INVESTOR CLASS
                           HAWAII INTERMEDIATE FUND

                    SUPPLEMENT DATED APRIL 30, 2007 TO THE
                       PROSPECTUS DATED FEBRUARY 1, 2007




Effective immediately, the Distributor to the Funds noted above has changed its name from First Pacific Securities, Inc. to Lee Financial Securities, Inc. All references in the prospectus to First Pacific Securities, Inc. are hereby replaced by Lee Financial Securities, Inc.

Effective immediately, the Transfer Agent and Dividend Disbursing Agent and the Shareholder Services Agent to the Funds noted above have changed their respective names from First Pacific Recordkeeping, Inc. to Lee Financial Recordkeeping, Inc. All references in the prospectus to First Pacific Recordkeeping, Inc. are hereby replaced by Lee Financial Recordkeeping, Inc.



SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE
                                  REFERENCE.








                                                Supplement to the Prospectus
























                HAWAII MUNICIPAL FUND INSTITUTIONAL CLASS

                 SUPPLEMENT DATED APRIL 30, 2007 TO THE
                    PROSPECTUS DATED FEBRUARY 1, 2007




Effective immediately, the Distributor to the Fund noted above has changed its name from First Pacific Securities, Inc. to Lee Financial Securities, Inc. All references in the prospectus to First Pacific Securities, Inc. are hereby replaced by Lee Financial Securities, Inc.

Effective immediately, the Transfer Agent and Dividend Disbursing Agent and the Shareholder Services Agent to the Fund noted above have changed their respective names from First Pacific Recordkeeping, Inc. to Lee Financial Recordkeeping, Inc. All references in the prospectus to First Pacific Recordkeeping, Inc. are hereby replaced by Lee Financial Recordkeeping, Inc.




SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE
                                REFERENCE.








                                                   Supplement to the Prospectus